SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 22, 2004

FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238

(State or other jurisdiction) of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3455 Lyman Boulevard Chaska, Minnesota	55318

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 448-5440

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

               The following exhibit is being furnished pursuant to Item 12 “Results of Operations and Financial Condition” of this Form 8-K:

Exhibit 99	Press Release dated June 22, 2004.

Item 12. Results of Operations and Financial Condition.

     On June 22, 2004, FSI International, Inc. issued a press release, a copy of which is being furnished as an exhibit to this report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.
By /s/ Patricia M. Hollister
Patricia M. Hollister
Chief Financial Officer

Date: June 22, 2004

Exhibit Index

Exhibit	Description
99	Press release dated June 22, 2004